                                                                  EXHIBIT 99(b)

FIRST CHICAGO NBD CORPORATION

INDEX TO SUPPLEMENTAL QUARTERLY FINANCIAL INFORMATION

                                                                  Page
                                                                  ----
Supplemental Consolidated Financial Statements..................    2

Notes to Supplemental Consolidated Financial Statements.........    6

Supplemental Selected Statistical Information...................    9

S U P P L E M E N T A L C O N S O L I D A T E D B A L A N C E S H E E T FIRST CHICAGO NBD CORPORATION AND SUBSIDIARIES

------------------------------------------------------------------------------------------------------------------
                                                                                    Sept. 30    Dec. 31   Sept. 30
------------------------------------------------------------------------------------------------------------------
(Dollars in millions)                                                                   1995       1994       1994
------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks...........................................................  $  6,348   $  6,852   $  6,441
Interest-bearing due from banks...................................................    10,302      8,697      8,470
Federal funds sold and securities under resale agreements.........................    14,244     13,702     13,968
Trading assets....................................................................     8,116      5,089      5,514
Derivative product assets.........................................................     7,981      4,447      6,054
Investment securities (fair values--$12,049, $14,784 and $15,064, respectively)...    11,910     15,015     15,138
Loans (net of unearned income--$502, $469, and $421, respectively)................    61,076     55,176     51,702
Allowance for credit losses.......................................................    (1,230)    (1,158)    (1,106)
Premises and equipment............................................................     1,456      1,295      1,296
Customers' acceptance liability...................................................       783        717        818
Other assets......................................................................     3,070      2,931      2,746
                                                                                    --------   --------   --------
           Total assets...........................................................  $124,056   $112,763   $111,041
                                                                                    ========   ========   ========
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Deposits
  Demand..........................................................................  $ 13,286   $ 14,378   $ 13,567
  Savings.........................................................................    19,785     20,088     20,282
  Time............................................................................    15,956     13,204     12,206
  Foreign offices.................................................................    17,907     17,225     14,118
                                                                                    --------   --------   --------
           Total deposits.........................................................    66,934     64,895     60,173
Federal funds purchased and securities under repurchase agreements................    20,031     16,919     17,551
Other short-term borrowings.......................................................     9,257      8,422      9,745
Long-term debt....................................................................     8,445      7,246      7,203
Acceptances outstanding...........................................................       783        717        818
Derivative product liabilities....................................................     7,609      4,172      5,591
Other liabilities.................................................................     2,552      2,583      2,184
                                                                                    --------   --------   --------
   Total liabilities..............................................................   115,611    104,954    103,265
------------------------------------------------------------------------------------------------------------------
 STOCKHOLDERS' EQUITY

Preferred stock...................................................................       491        611        611
----------------------------------------------------------------------------------
Common stock--$1 par value........................................................       330        329        329
----------------------------------------------------------------------------------
                                          September 30   December 31  September 30
                                                  1995          1994          1994
----------------------------------------------------------------------------------
  Number of shares authorized............  500,000,000   500,000,000   500,000,000
  Number of shares issued................  330,080,612   329,474,942   329,323,926
  Number of shares outstanding...........  318,712,027   318,554,906   322,579,961
Surplus...........................................................................     2,550      2,555      2,585
Retained earnings.................................................................     5,491      4,808      4,601
Fair value adjustment on investment securities available-for-sale.................       (34)      (158)      (115)
Deferred compensation.............................................................       (39)       (33)       (42)
Accumulated translation adjustment................................................         9          7          8
Treasury stock at cost, 11,368,585, 10,920,036, and 6,743,965 shares..............      (353)      (310)      (201)
------------------------------------------------------------------------------------------------------------------
           Stockholders' equity...................................................     8,445      7,809      7,776
                                                                                    --------   --------   --------

           Total liabilities and stockholders' equity.............................  $124,056   $112,763   $111,041
                                                                                    ========   ========   ========
------------------------------------------------------------------------------------------------------------------

S U P P L E M E N T A L C O N S O L I D A T E D I N C O M E S T A T E M E N T First Chicago NBD Corporation and Subsidiaries

------------------------------------------------------------------------------------
                                            Three Months Ended     Nine Months Ended
                                                  September 30          September 30
------------------------------------------------------------------------------------
(In millions, except per share data)           1995       1994       1995       1994
------------------------------------------------------------------------------------
INTEREST INCOME
Loans, including fees...................     $1,318     $1,019     $3,862     $2,896
Bank balances...........................        161        107        466        279
Federal funds sold and securities under
 resale agreements......................        230        178        716        406
Trading assets..........................        141         78        335        196
Investment securities-taxable...........        176        196        561        518
Investment securities-tax exempt                 28         29         84         87
 (including dividends)..................     ------     ------     ------     ------
          Total.........................      2,054      1,607      6,024      4,382
------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits................................        677        431      1,917      1,159
Federal funds purchased and securities
 under repurchase agreements............        304        203        906        460
Other short term borrowings.............        131        105        396        244
Long-term debt..........................        146        119        431        319
                                             ------      -----     ------     ------
          Total.........................      1,258        858      3,650      2,182
------------------------------------------------------------------------------------

NET INTEREST INCOME.....................        796        749      2,374      2,200
Provision for credit losses.............        125         63        300        180
                                             ------     ------     ------     ------
NET INTEREST INCOME AFTER PROVISION FOR
 CREDIT LOSSES..........................        671        686      2,074      2,020
------------------------------------------------------------------------------------
NONINTEREST INCOME
Combined trading profits................         85         46        162         68
Equity securities gains.................         66         20        181        158
Investment securities gains (losses)....          2         (1)         3          -
                                             ------     ------     ------     ------
  Market-driven revenue.................        153         65        346        226
Credit card fee revenue.................        248        231        673        626
Fiduciary and investment management fees         97         93        290        283
Service charges and commissions.........        184        181        545        517
Other...................................         20         19         82        119
                                             ------     ------     ------     ------
          Total.........................        702        589      1,936      1,771
------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits..........        437        407      1,260      1,195
Occupancy expense of premises, net......         69         59        198        184
Equipment rentals, depreciation and
 maintenance............................         53         57        162        187
FDIC insurance expense..................          2         26         54         78
Amortization of intangible assets.......         21         23         67         71
Other...................................        245        239        706        699
                                             ------     ------     ------     ------
          Total.........................        827        811      2,447      2,414
------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES..............        546        464      1,563      1,377
Applicable income taxes.................        189        163        539        471
                                             ------     ------     ------     ------
NET INCOME..............................     $  357     $  301     $1,024     $  906
                                             ======     ======     ======     ======
NET INCOME ATTRIBUTABLE TO COMMON
 STOCKHOLDERS' EQUITY...................     $  347     $  291     $  994     $  864
                                             ======     ======     ======     ======
------------------------------------------------------------------------------------
COMMON SHARE DATA
  NET INCOME-PRIMARY....................      $1.07      $0.89      $3.07      $2.68
  NET INCOME-FULLY DILUTED..............      $1.06      $0.88      $3.03      $2.65
------------------------------------------------------------------------------------

S U P P L E M E N T A L  C O N S O L I D A T E D  S T A T E M E N T  O F
S T O C K H O L D E R S'  E Q U I T Y
First Chicago NBD Corporation and Subsidiaries
------------------------------------------------------------------------------

                                                     For the Nine Months Ended
                                                            September 30
(In millions)                                            1995          1994
------------------------------------------------------------------------------
PREFERRED STOCK:
  Balance, beginning of period....................      $  611        $  761
    Redemption of preferred stock.................        (120)         (150)
                                                        ------        ------
  Balance, end of period..........................         491           611
                                                        ------        ------

COMMON STOCK:
  Balance, beginning of period....................         329           318
    Acquisition of subsidiaries...................          --            11
    Other.........................................           1            --
                                                        ------        ------
   Balance, end of period.........................         330           329
                                                        ------        ------

CAPITAL SURPLUS:
  Balance, beginning of period....................       2,555         2,542
    Redemption of preferred stock.................          --            (5)
    Acquisition of subsidiaries...................          (3)           39
    Cancellation of shares held in treasury                 (8)           --
    Other.........................................           6             9
                                                        ------        ------
  Balance, end of period..........................       2,550         2,585
                                                        ------        ------

RETAINED EARNINGS:
  Balance, beginning of period....................       4,808         3,924
   Net income.....................................       1,024           906
   Cash dividends declared on common stock........        (311)         (268)
   Cash dividends declared on preferred stock.....         (30)          (38)
   Acquisition of subsidiary......................          --            77
                                                        ------        ------
  Balance, end of period..........................       5,491         4,601
                                                        ------        ------

FAIR VALUE ADJUSTMENT ON INVESTMENT SECURITIES
  AVAILABLE-FOR-SALE:
  Balance, beginning of period....................        (158)           (6)
    Change in net unrealized loss (net of taxes)
     and other....................................         124          (109)
                                                        ------        ------
  Balance, end of period..........................         (34)         (115)
                                                        ------        ------

DEFERRED COMPENSATION:
  Balance, beginning of period....................         (33)          (30)
    Awards granted................................         (17)          (27)
    Amortization of deferred compensation.........          17            14
    Other.........................................          (6)            1
                                                        ------        ------
  Balance, end of period..........................         (39)          (42)
                                                        ------        ------

ACCUMULATED TRANSLATION ADJUSTMENT:
  Balance, beginning of period....................           7             3
     Translation gain net of taxes................           2             5
                                                        ------        ------
  Balance, end of period..........................           9             8
                                                        ------        ------

TREASURY STOCK:
  Balance, beginning of period....................        (310)          (13)
   Purchase of common stock.......................        (379)         (229)
   Acquisition of subsidiaries....................         262            --
   Cancellation of shares held in treasury........           8            --
   Other..........................................          66            41
                                                        ------        ------
  Balance, end of period..........................        (353)         (201)
                                                        ------        ------

Total stockholders' equity, end of period.........      $8,445        $7,776
                                                        ======        ======
----------------------------------------------------------------------------


S U P P L E M E N T A L  C O N S O L I D A T E D  S T A T E M E N T  O F  C A S H  F L O W S
First Chicago NBD Corporation and Subsidiaries
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For the Nine Months Ended September 30 (In millions)                                    1995      1994
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..........................................................................  $ 1,024   $   906
Adjustments to reconcile net income to net cash provided by operating activities
  Depreciation and amortization.....................................................      207       207
  Provision for credit losses.......................................................      300       180
  Equity securities gains...........................................................     (181)     (158)
  Net (increase) in net derivative product balances.................................      (87)     (236)
  Net (increase) in trading assets..................................................   (2,941)     (853)
  Net (increase) decrease in loans held for sale....................................     (407)      261
  Net (increase) in accrued income receivable.......................................     (177)      (53)
  Net increase (decrease) in accrued expenses payable...............................      200      (110)
  Net (increase) decrease in other assets...........................................       93      (116)
  Interest income from Brazilian debt restructuring.................................       (1)      (16)
  Other noncash adjustments.........................................................     (214)       (2)
                                                                                      -------   -------
  Total adjustments.................................................................   (3,208)     (896)

Net cash provided by (used in) operating activities.................................   (2,184)       10
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Net (increase) in federal funds sold and securities under resale agreements.........     (543)   (4,889)
Purchase of investment securities--available for sale...............................   (2,892)   (4,537)
Purchase of debt investment securities--held to maturity............................     (117)   (3,004)
Purchase of venture capital investments.............................................     (318)     (101)
Proceeds from maturities of debt securities--available for sale.....................    2,236     2,272
Proceeds from maturities of debt securities--held to maturity.......................      903     1,702
Proceeds from sales of investment securities--available for sale....................    3,283     1,110
Proceeds from sales of venture capital investments..................................      906       257
Credit card receivables securitized.................................................    2,286     2,000
Net (increase) in loans.............................................................   (7,017)   (4,687)
Loan recoveries.....................................................................      106       118
Purchases of premises and equipment.................................................     (280)     (201)
Proceeds from sales of premises and equipment.......................................       63        75
Net cash and cash equivalents due to mergers and acquisitions.......................      115        38
                                                                                      -------   -------

Net cash (used in) investing activities.............................................   (1,269)   (9,847)
-------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in deposits............................................................      473     1,226
Net increase in federal funds purchased and securities under repurchase agreements..    3,112     6,464
Net increase in other short-term borrowings.........................................      809     2,905
Proceeds from issuance of long-term debt............................................    1,878     2,660
Repayment of long-term debt.........................................................     (734)     (624)
Net (decrease) in other liabilities.................................................     (242)     (197)
Dividends paid......................................................................     (337)     (294)
Proceeds from issuance of common and treasury stock.................................       18         9
Purchase of treasury stock..........................................................       19        12
Proceeds from issuance of preferred stock...........................................     (378)     (229)
Payment for redemption of preferred stock...........................................     (121)     (150)
                                                                                      -------   -------

Net cash provided by (used in) financing activities.................................    4,497    11,782
-------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents........................       57      (114)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN CASH AND CASH EQUIVALENTS...........................................    1,101     1,831
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR......................................   15,549    13,080
                                                                                      -------   -------

CASH AND CASH EQUIVALENTS AT END OF YEAR............................................  $16,650   $14,911
                                                                                      =======   =======

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See Note 6 on page 8.

NOTES TO SUPPLEMENTAL FINANCIAL STATEMENTS

Note 1
------

The unaudited consolidated financial statements for the three-and nine-month periods ended September 30, 1995 and 1994, are prepared in conformity with generally accepted accounting principles for interim financial information, and the rules and regulations of the Securities and Exchange Commission. In the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation have been included. Because the results from commercial banking operations are so closely related and responsive to changes in economic conditions, fiscal policy and monetary policy, and because the results for the venture capital and trading portfolios are largely market-driven, the results for any interim period are not necessarily indicative of the results that can be expected for the entire year. These financial statements should be read in conjunction with the supplemental consolidated financial statements for the year-ended December 31, 1994. See Exhibit 99(a) of this Form 8-K.

Note 2
------

Effective January 1, 1995, the Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures." SFAS No. 114 addresses the accounting for a loan when it is probable that all principal and interest amounts due will not be collected in accordance with its contractual terms. The Corporation generally identifies nonperforming loans as "impaired loans." Certain loans, such as loans carried at the lower-of-cost or market or small-balance homogeneous loans (e.g., credit card, installment credit), are exempt from SFAS No. 114 provisions.

On a quarterly basis, the Corporation identifies impaired loans and the extent to which such loans are impaired. Impairment is recognized to the extent to which the recorded investment of an impaired loan or pool of loans exceeds the calculated present value. For noncollateral dependent loans, the calculated present value is measured using a discounted cash flow approach. Loans having a significant recorded investment are measured on an individual basis while loans not having a significant recorded investment are grouped and measured on a pool basis. Collateral-dependent loans, primarily real estate, are separately measured for impairment by determining the fair value of the collateral less estimated costs to sell.

The allocated reserve associated with impaired loans is considered in management's determination of the Corporation's allowance for credit losses. The adoption of this accounting standard did not have a significant effect on the Corporation's net income or its allowance for credit losses.

At September 30, 1995, the recorded investment in loans considered impaired under SFAS No. 114 was $296 million, which required a related allowance for credit losses of $26 million. Of the $296 million in impaired loans, $150 million required the establishment of an allocated reserve.

The Corporation retained its prior method of recognizing interest and applying cash payments received with respect to impaired loans. The average recorded investment in impaired loans was approximately $281 million for the quarter ended September 30, 1995, and $270 million year-to-date. The Corporation recognized interest income associated with impaired loans of $5 million during the third quarter and $13 million year-to-date.

In accordance with SFAS No. 114, a loan is classified as an in-substance foreclosure when the Corporation has effectively taken possession of the collateral. Loans of $15 million, which no longer qualify as in-substance foreclosures, were reclassified from other assets to loans as of January 1, 1995. Prior reporting periods were not restated since the amounts involved were not material.

Note 3
------

The Corporation presents earnings per share on both a primary and a fully diluted basis. Primary earnings per share were computed by dividing net income, after deducting dividends on preferred stock, by the average number of common and common-equivalent shares outstanding during the period. Common-equivalent shares consist of net shares issuable under the Employee Stock Purchase and Savings Plan and outstanding stock options.

The fully diluted earnings per share calculation also includes common shares that would result from the conversion of convertible preferred stock and convertible notes. Accordingly, net income was not reduced by preferred stock dividend requirements related to convertible preferred stock or the interest expense on the convertible notes.

The net income, preferred stock dividends, interest on the convertible notes and shares used to compute primary and fully diluted earnings per share are presented in the following table.

--------------------------------------------------------------------------------------------
                                                                           NINE MONTHS ENDED
                                                                             SEPTEMBER 30
--------------------------------------------------------------------------------------------
(In millions)                                                               1995        1994
--------------------------------------------------------------------------------------------
Primary
  Net income........................................................       $1,024       $906
  Preferred stock dividends (1).....................................          (30)       (42)
                                                                           ------       ----
  Net income attributable to common stockholders' equity............       $  994       $864
                                                                           ======       ====

Fully diluted
  Net income........................................................       $1,024        906
  Preferred stock dividends, excluding convertible Series A and B,
   where applicable (1).............................................          (21)       (33)

  Interest on convertible notes, net of taxes.......................            -          2
                                                                           ------       ----
  Fully diluted net income..........................................       $1,003       $875
                                                                           ======       ====

--------------------------------------------------------------------------------------------
(In thousands)                                                               1995       1994
--------------------------------------------------------------------------------------------

  Average shares outstanding........................................      321,237    319,068
  Common stock equivalents..........................................        2,564      2,984
                                                                          -------    -------
  Average number of common and common equivalent shares (primary)...      323,801    322,052
                                                                          =======    =======
  Incremental shares related to convertible preferred stock,
   debentures and other.............................................        7,376      8,603
                                                                          -------    -------
  Average number of shares, assuming full dilution..................      331,177    330,655
                                                                          =======    =======
--------------------------------------------------------------------------------------------
Earnings Per Share                                                           1995       1994
--------------------------------------------------------------------------------------------
Net Income Per Share
  Primary...........................................................        $3.07      $2.68
                                                                            =====      =====
  Fully Diluted.....................................................        $3.03      $2.65
                                                                            =====      =====
--------------------------------------------------------------------------------------------

(1) 1994 preferred dividends include a 3% premium, totaling $4.5 million, paid on the redemption of the Corporation's Cumulative Preferred Stock, Series D.

Note 4
------

At September 30, 1995, the Corporation's credit card receivables aggregated $7.6 billion. These receivables are available for sale at face value through credit card securitization programs. In addition, other loans available for sale at September 30, 1995, totaled $719 million. Such loans were valued at the lower of cost or fair value. Unrealized losses, as well as realized gains or losses, are included in noninterest income.

Note 5
------

The accelerated asset disposition portfolio was established in September 1992. Nonperforming assets in this portfolio totaled $23 million at September 30, 1995, compared with $37 million at year-end 1994 and $33 million a year ago.

Note 6
------

For purposes of the Statement of Cash Flows, cash and cash equivalents consist of cash and due from banks--noninterest-bearing and interest-bearing.

A venture capital investment of $96 million was transferred to trading assets in the third quarter of 1995.

Loans of $10 million and $19 million were transferred to other real estate in the first nine months of 1995 and 1994, respectively.

Loans of $15 million were reclassified from other assets to loans as of January 1, 1995, as a result of the Corporation's adoption of SFAS No. 114. See Note 2 above for further information.

Note 7
------

The ratio of income to fixed charges for the nine months ended September 30, 1995, excluding interest on deposits was 1.9x, and including interest on deposits was 1.4x. The ratio has been computed on the basis of the total enterprise (as defined by the Securities and Exchange Commission) by dividing income before fixed charges and income taxes by fixed charges. Fixed charges consist of interest expense on all long- and short-term borrowings, excluding or including interest on deposits.

Note 8
------

The Corporation and certain of its subsidiaries are defendants in various lawsuits, including certain class actions, arising out of normal corporate activities, and the Corporation has received certain tax deficiency assessments. Since the Corporation and certain of its subsidiaries, which are regulated by one or more federal and state authorities, also are the subject of numerous examinations and reviews by such authorities, the Corporation is and will be, from time to time, normally engaged in various disagreements with regulators, primarily related to banking matters. In the opinion of management and the Corporation's general counsel, the ultimate resolution of the matters referred to in this note will not have a material effect on the Corporation's consolidated financial statements.

S U P P L E M E N T A L   S E L E C T E D   S T A T I S T I C A L   I N F O R M A T I O N
FIRST CHICAGO NBD CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------
INVESTMENT SECURITIES
------------------------------------------------------------------------------------------------------------------
                                                             Investment Securities -- Available-for-Sale
                                                  ----------------------------------------------------------------
                                                     Amortized    Gross Unrealized  Gross Unrealized   Fair Value
September 30, 1995 (In millions)                       Cost             Gains            Losses       (Book Value)
------------------------------------------------------------------------------------------------------------------
U.S. Treasury....................................     $  747           $  2               $ 2            $  747
U.S. government agencies
  Mortgage-backed securities.....................      1,362              1                17             1,346
  Collateral mortgage obligations................        648              3                 9               642
  Other..........................................        344              1                 -               345
States and political subdivisions................         41              -                 -                41
Collateralized mortgage obligations (1)..........         26              -                 -                26
Other securities (2).............................        476              3                35               444
                                                      ------           ----               ---            ------
    Total........................................     $3,644           $ 10               $63            $3,591
                                                      ======           ====               ===            ======
                                                  ----------------------------------------------------------------
                                                               Investment Securities -- Held-to-Maturity
                                                  ----------------------------------------------------------------
                                                  Amortized Cost  Gross Unrealized  Gross Unrealized
                                                   (Book Value)         Gains            Losses        Fair Value
------------------------------------------------------------------------------------------------------------------
U.S. Treasury....................................     $  838           $  5               $ 2            $  841
U.S. government agencies
  Mortgage-backed securities.....................      5,051            114                55             5,110
  Other..........................................         32              -                 -                32
States and political subdivisions................      1,416             81                 4             1,493
Other debt securities............................         30              -                 -                30
                                                      ------           ----               ---            ------
    Total........................................     $7,367           $200               $61            $7,506
                                                      ======           ====               ===            ======
                                                  ----------------------------------------------------------------
                                                             Investment Securities -- Venture Capital
                                                  ----------------------------------------------------------------
                                                                  Gross Unrealized  Gross Unrealized   Fair Value
                                                      Cost              Gains            Losses       (Book Value)
                                                  ----------------------------------------------------------------
Venture capital (2)..............................     $878             $149               $75            $952
                                                      ====             ====               ===            ====
------------------------------------------------------------------------------------------------------------------

(1) All collateralized mortgage obligations of private issuers have underlying collateral consisting of obligations of U.S. government agencies.
(2) The fair values of certain securities for which market quotations were not available were estimated. In addition, the fair values reflect liquidity and other market-related factors.

FIRST CHICAGO NBD CORPORATION AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------
Selected Credit Information                        1995                           1994
(Dollars in millions)              September 30   June 30   March 31   December 31   September 30
-------------------------------------------------------------------------------------------------
At period-end:
  Loans outstanding..............       $61,076   $58,484    $57,744       $55,176        $51,702
  Nonaccrual loans...............           275       267        248           267            311
  Accrual renegotiated loans.....            21        22         23            27              4
  Nonperforming loans............           296       289        271           294            315
  Other real estate, net.........            36        36         36            57             52
  Nonperforming assets...........           332       325        307           351            367
  Allowance for credit losses....         1,230     1,159      1,212         1,158          1,106
  Nonperforming assets/loans
   outstanding and other
   real estate, net..............           0.5%      0.6%       0.5%          0.6%           0.7%
  Allowance for credit losses/
   nonperforming loans...........           416%      401%       447%          394%           351%

For the quarter ended:
  Average loans outstanding......       $59,661   $57,727    $56,130       $52,593        $50,680
  Net charge-offs................            60        53         44            54             46
  Net charge-offs/average loans..           0.4%      0.4%       0.3%          0.4%           0.4%
-------------------------------------------------------------------------------------------------

FIRST CHICAGO NBD CORPORATION AND SUBSIDIARIES

ANALYSIS OF ALLOWANCE FOR CREDIT LOSSES
---------------------------------------------------------------------------------------------------------------
(In millions)                                 September 30   June 30   March 31   December 31   September 30
                                                      1995      1995       1995          1994           1994
------------------------------------------------------------------------------------------------------------
Balance, beginning of quarter.................      $1,159    $1,212     $1,158        $1,106         $1,104
------------------------------------------------------------------------------------------------------------
Provision for credit losses...................         125        90         85            96             63
------------------------------------------------------------------------------------------------------------
Charge-offs
 Commercial
  Domestic
   Commercial.................................          11        11          5            20             16
   Real estate................................           6        10          7             8             10
   Lease financing............................           1         -          -             1              -
  Foreign.....................................           -         -          1             2              -
 Consumer
   Credit card................................          53        54         58            44             43
   Other......................................          18        15         14            16             12
                                                    ------    ------     ------        ------         ------
     Total charge-offs........................          89        90         85            91             81
------------------------------------------------------------------------------------------------------------
Recoveries
 Commercial
  Domestic
   Commercial.................................          10        15         18            15             12
   Real estate................................           4         5          6             5              3
   Lease financing............................           -         -          1             -              -
  Foreign.....................................           1         1          2             3              7
 Consumer
   Credit card................................           8         9          8             8              7
   Other......................................           6         7          6             6              6
                                                    ------    ------     ------        ------         ------
     Total recoveries.........................          29        37         41            37             35
------------------------------------------------------------------------------------------------------------
Net charge-offs/(recoveries)..................          60        53         44            54             46
------------------------------------------------------------------------------------------------------------
Transfers related to securitized receivables..           -       (90)        10            10            (31)
Other.........................................           6         -          3             -             16
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Balance, end of quarter.......................      $1,230    $1,159     $1,212        $1,158         $1,106
                                                    ======    ======     ======        ======         ======
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FIRST CHICAGO NBD CORPORATION AND SUBSIDIARIES
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Average Balances/Net Interest Margin/Rates
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(Nine Months Ended September 30)                                      1 9 9 5                      1 9 9 4
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(Income and rates on tax-equivalent basis)                   Average            Average   Average            Average
(Dollars in millions)                                        Balance  Interest     Rate   Balance  Interest     Rate
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Assets
Due from banks--interest-bearing (1).......................  $ 9,962   $ 466       6.25%  $ 8,513   $ 280       4.40%
Federal funds sold and securities under resale agreements..   16,296     716       5.87    13,561     406       4.00
Trading assets.............................................    6,820     337       6.61     4,814     197       5.47
Investment securities (2)
  U.S. government and federal agency.......................   10,574     538       6.80    10,924     507       6.21
  States and political subdivisions........................    1,575     107       9.08     1,636     107       8.74
  Other....................................................    1,939      50       3.45     1,996      35       2.34
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  Total investment securities..............................   14,088     695       6.60    14,556     649       5.96

Loans (3)(4)
  Domestic offices.........................................   54,537   3,700       9.20    46,387   2,775       8.12
  Foreign offices..........................................    3,313     183       7.39     2,880     140       6.50
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Total loans................................................   57,850   3,883       9.09    49,267   2,915       8.03
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    Total earning assets (5)...............................  105,016   6,097       7.76    90,711   4,447       6.55
Cash and due from banks....................................    6,392                        6,510
Allowance for credit losses................................   (1,186)                      (1,133)
Other assets...............................................   11,685                        9,581
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Total assets............................................... $121,907                     $105,669
                                                            ========                     ========
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Liabilities and Stockholders' Equity
Deposits--interest-bearing
  Savings.................................................. $ 11,441  $  238       2.78% $ 11,880  $  211       2.37%
  Money market.............................................    9,370     267       3.81     9,433     176       2.49
  Time.....................................................   16,949     737       5.81    13,277     392       3.95
  Foreign offices (6)......................................   15,646     675       5.77    12,078     380       4.21
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    Total deposits--interest-bearing.......................   53,406   1,917       4.80    46,668   1,159       3.32
Federal funds purchased and securities under repurchase
  agreements...............................................   20,388     906       5.94    15,558     460       3.95
Other short-term borrowings................................    9,222     396       5.74     8,190     244       3.98
Long-term debt.............................................    7,833     431       7.36     6,597     319       6.47
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  Total interest-bearing liabilities.......................   90,849   3,650       5.37    77,013   2,182       3.79
Demand deposits............................................   13,189                       13,310
Other liabilities..........................................    9,585                        7,650
Preferred stock............................................      597                          711
Common stockholders' equity................................    7,687                        6,985
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    Total liabilities and stockholders' equity............. $121,907                     $105,669
                                                            ========                     ========
Interest income/earning assets.............................           $6,097       7.76%           $4,447       6.55%
Interest expense/earning assets............................            3,650       4.65             2,182       3.21
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Net interest margin........................................           $2,447       3.11%           $2,265       3.34%
                                                                      ======     ======            ======    =======
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 (1) Principally balances in overseas offices.
 (2) The combined amounts for investment securities available-for-sale and held-to-maturity are based on their respective carrying amounts. Based on the amortized cost of investment securities, the combined average balance for the nine months ended September 30, 1995, would be $14.191 billion and the average earned rate would be 6.55%.
 (3) Rates are calculated on average lease-financing receivables balances reduced by deferred liability for taxes.
 (4) Nonperforming loans are included in average balances used to determine rates.
 (5) Includes tax-equivalent adjustments based on a 35% federal income tax rate.
 (6) Includes International Banking Facilities deposit balances in domestic offices and balances of Edge Act and overseas offices.

FIRST CHICAGO NBD CORPORATION AND SUBSIDIARIES
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                                                                     1995                        1994
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(Dollars in millions, except per share data)      September 30    June 30   March 31   December 31   September 30
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AT QUARTER-END
BALANCE SHEET DATA
Assets..........................................      $124,056   $123,180   $119,915      $112,763       $111,041
Loans...........................................        61,076     58,484     57,744        55,176         51,702
Deposits........................................        66,934     66,319     63,752        64,895         60,173
Long-term debt..................................         8,445      8,065      7,639         7,246          7,203
Common stockholders' equity.....................         7,954      7,749      7,548         7,198          7,165
Stockholders' equity............................         8,445      8,360      8,159         7,809          7,776
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CAPITAL DATA (1)
Common equity/assets ratio......................           6.8%       6.7%       6.7%          6.8%           6.7%
Regulatory leverage ratio.......................           6.9        7.0        7.3           7.3            7.3
Risk-based capital
  Tier 1 capital ratio..........................           8.2        8.5        8.4           8.6            8.9
  Total capital ratio...........................          12.4       12.8       12.7          13.0           13.2
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FINANCIAL RATIOS
AT QUARTER-END
Stockholders' equity as a percentage of:
  Total assets..................................           6.8%       6.8%       6.8%          6.9%           7.0%
  Total loans...................................          13.8       14.3       14.1          14.2           15.0
  Total deposits................................          12.6       12.6       12.8          12.0           12.9
FOR THE QUARTER ENDED
Net income as a percentage of:
  Average stockholders' equity..................          16.7       16.0       16.9          16.0           15.5
  Average common stockholders' equity...........          17.4       16.8       17.7          16.7           16.3
  Average total assets..........................          1.14       1.07       1.16          1.09           1.08
  Average earning assets........................          1.31       1.27       1.33          1.27           1.25
Average stockholders' equity as a percentage of:
  Average assets................................           6.8        6.7        6.9           6.9            6.9
  Average loans.................................          14.3       14.3       14.4          14.9           15.2
  Average deposits..............................          12.4       12.4       12.6          12.7           12.6
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COMMON STOCK DATA
FOR THE QUARTER ENDED
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Market price
  High..........................................       $39 1/4    $33 1/4    $32 7/8       $31            $33
  Low...........................................        31 1/2     30 1/8     27 3/8        26 3/4         28 3/8
  At quarter-end................................        38 1/4     32         32 1/2        27 3/8         28 5/8
Book value......................................        24.96      24.25      23.54         22.60          22.21
Dividends declared on common stock..............         0.33       0.33       0.33          0.33           0.30
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(1)  Net of investment in First Chicago Capital Markets, Inc.